UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2018

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia (State or other jurisdiction of incorporation)	0-9881 (Commission File Number)	54-1162807 (IRS Employer Identification No.)

500 Shentel Way

P.O. Box 459

Edinburg, Virginia 22824

(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

Affiliate Addendum

On February 1, 2018, Shenandoah Personal Communications, LLC (“SPC”), a wholly-owned subsidiary of Shenandoah Telecommunications Company (the “Company”), and Sprint Spectrum L.P. (“Spectrum”), Sprint Communications Company, L.P. and SprintCom, Inc. (“SprintCom”), each an affiliate of Sprint Corporation (collectively, “Sprint”), amended the Sprint PCS Management Agreement and the Sprint PCS Services Agreement (collectively, the “Affiliate Agreements”) by entering into Addendum XXI to the Sprint PCS Management Agreement (the “Affiliate Addendum”). The Affiliate Addendum provides for (i) an expansion of SPC’s “Service Area” (as defined in the Sprint PCS Management Agreement) to include certain areas in Kentucky, Pennsylvania, Tennessee, Virginia and West Virginia (the “Expansion Area”), (ii) certain network build out requirements in the Expansion Area, (iii) Sprint’s provision of spectrum use to SPC in the Expansion Area and (iv) certain other amendments to the Affiliate Agreements.

The foregoing summary of the Affiliate Addendum does not purport to be complete and is qualified in its entirety by the full text of the Affiliate Addendum, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Expansion Agreement

In connection with the execution of the Affiliate Addendum, SPC, Spectrum and SprintCom entered into an Expansion Agreement (the “Expansion Agreement”) on February 1, 2018. Pursuant to the Expansion Agreement, SPC, Spectrum and SprintCom agreed to, among other things, transition the provision of network coverage and subscribers in the Expansion Area from Sprint to SPC. The Expansion Agreement required SPC to make a one-time payment of $60.0 million to Sprint for the right to service the Expansion Area pursuant to the Affiliate Agreements plus an additional payment of up to $5.0 million for certain equipment at the Sprint cell sites in the Expansion Area for a total consideration of $65.0 million.

The foregoing summary of the Expansion Agreement does not purport to be complete and is qualified in its entirety by the full text of the Expansion Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure.

On February 5, 2018, the Company issued a press release announcing its expanded relationship with Sprint. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Addendum XXI to Sprint PCS Management Agreement, dated as of February 1, 2018, by and among Shenandoah Personal Communications, LLC, Sprint Spectrum L.P., Sprint Communications Company, L.P. and SprintCom, Inc.
10.2	Expansion Agreement, dated as of February 1, 2018, by and among Shenandoah Personal Communications, LLC, Sprint Spectrum L.P. and SprintCom, Inc.
99.1	Shenandoah Telecommunications Company Press Release, dated February 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2018

SHENANDOAH TELECOMMUNICATIONS COMPANY

By:	/s/ Raymond B. Ostroski
Name:	Raymond B. Ostroski
Title:	Vice President – Legal and General Counsel (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Addendum XXI to Sprint PCS Management Agreement, dated as of February 1, 2018, by and among Shenandoah Personal Communications, LLC, Sprint Spectrum L.P., Sprint Communications Company, L.P. and SprintCom, Inc.
10.2	Expansion Agreement, dated as of February 1, 2018, by and among Shenandoah Personal Communications, LLC, Sprint Spectrum L.P. and SprintCom, Inc.
99.1	Shenandoah Telecommunications Company Press Release, dated February 5, 2018.